John Hancock
MUTUAL FUNDS

John Hancock Balanced Fund

PROSPECTUS 8–12–08 as revised 9–8–08

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A John Hancock Equity Fund

Table of contents

Fund summary

A concise look at the fund’s investment goal, its main strategies and main risks, its past performance and the costs of investing.

2	Balanced Fund

Fund details

More about topics covered in the summary section, including descriptions of the various risk factors that investors should understand before investing.

4	Risks of investing

5	Who’s who

6	Financial highlights

Your account

How to place an order to buy, sell or exchange fund shares, as well as information about the fund’s business policies and any distributions it may pay.

7	Who can buy shares

7	Class cost structure

8	Opening an account

8	Transaction policies

10	Dividends and account policies

10	Additional investor services

For more information See back cover

 Fund summary

John Hancock
Balanced Fund

Day-to-day investment management: MFC Global Investment Management (U.S.), LLC

Class / Ticker     R / JBARX     R1 / JBAOX     R2 / JBATX     R3 / JBAHX     R4 / JBAFX     R5 / JBAVX

Goal and strategy

The fund seeks current income, long-term growth of capital and income and preservation of capital.

To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities. The fund normally invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities.

With regard to the fund’s equity securities, the management team looks for companies that appear to be undervalued compared to their historical valuations relative to the market. The management team uses fundamental financial analysis and proprietary financial models to identify companies of any size that are selling at a discount as measured by ratios such as price-to-book, price-to-earnings and price-to-sales.

The management team then looks for a positive catalyst in a company’s near-term outlook that they believe will accelerate earnings or improve the value of the company’s assets. These positive catalysts may include, but are not limited to: new, improved or unique products or services; new or rapidly expanding markets for the company’s products; new management; changes in the economic, financial, political or regulatory environment affecting the company; or a business strategy not recognized by the marketplace. The management team also considers an issuer’s dividend-paying prospects and overall financial strength.

The fund’s debt securities are used to enhance current income and provide some added stability. The fund’s investments in bonds of any maturity are primarily investment grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Main risks

The value of your investment will fluctuate in response to stock and bond market movements.

The fund’s management strategy has a significant influence on fund performance. In addition, if the management team’s security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

•	Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

•	Certain derivatives could produce disproportionate losses.

•	In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

•	Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

•	Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

Balanced Fund – Fund summary

Past performance

Calendar year total returns — Class R1 (%)

Best quarter: Q4 ’98, 11.22 Worst quarter: Q2 ’02, −13.00 Year-to-date as of 6-30-08: −.61

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
13.24	3.20	−2.48	−5.78	−18.61	17.62	6.27	12.77	13.14	22.69

Average annual total returns[1] (%)	1 Year	5 Years	10 Years

as of 12-31-07

Class R before tax	22.69	14.37	5.51

After tax on distributions	20.96	13.04	4.18

After tax on distributions, with sale	15.21	11.86	4.01

Class R1 before tax	23.00	14.65	5.77

Class R2 before tax	23.30	14.94	6.04

Class R3 before tax	23.12	14.77	5.88

Class R4 before tax	23.49	15.11	6.20

Class R5 before tax	23.85	15.45	6.52

Standard & Poor’s 500 Index	5.49	12.83	5.91

Lehman Brothers Government/Credit Bond Index	7.23	4.44	6.01

Calendar year total returns

They are shown only for Class R and would be different for other classes. How the fund’s returns vary from year to year can give an idea of its risk; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment.

Average annual total returns

Performance of broad-based indexes are included for comparison. Indexes have no sales charges and you cannot invest in them directly. All figures assume dividend reinvestment.

After-tax returns These are shown only for Class R and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect at the time and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded stocks.

Lehman Brothers Government/Credit Bond Index, an unmanaged index of U. S. government, U.S. corporate and Yankee bonds.

1	October 5, 1992 is the inception date for the oldest Class of shares, Class A shares. Class R, R1, R2, R3, R4 and R5 shares were first offered on September 8, 2008, the returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class R, R1, R2, R3, R4 and R5 shares, respectively.

Investor costs

Annual operating expenses[1] (%)	Class R	Class R1	Class R2	Class R3	Class R4	Class R5

Management fee	0.60	0.60	0.60	0.60	0.60	0.60

Distribution and service (12b-1) fees	0.75	0.50	0.25	0.50	0.25	0.00

Service plans[2]	0.25	0.25	0.25	0.15	0.10	0.05

Other expenses	0.29	0.29	0.29	0.29	0.29	0.29

Total fund operating expenses	1.89	1.64	1.39	1.54	1.24	0.94

Expense example

A hypothetical example showing the expenses on a $10,000 investment during the various time frames is provided below. The example assumes a 5% average annual return and the reinvestment of all dividends. The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expenses ($)	Class R	Class R1	Class R2	Class R3	Class R4	Class R5

1 Year	192	167	142	157	126	96

3 Years	594	517	440	486	393	300

Annual operating expenses

These are paid from fund assets; shareholders, therefore, pay these costs indirectly.

1	Estimated for the first fiscal year of operations of these share classes.

2	Service plan fees are paid by the fund to the adviser under an agreement pursuant to which the adviser will provide, either directly or through third parties, certain other services to retirement plans or participants.

Balanced Fund – Fund summary

Fund details

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Main risks

Derivatives risk

The risks associated with derivatives vary widely, depending on the type of derivative involved and the way it is being used by the fund. With derivatives that create leverage, the fund could lose more money than it paid for the derivative. With some derivatives, the maximum loss is theoretically unlimited. When the fund uses a derivative for speculative purposes, the derivative could erode existing gains or add to existing losses. When the fund uses a derivative to cancel out other risks (hedging), that derivative can have the effect of lowering the fund’s overall risk. However, to the extent that the derivative does not serve as a perfect hedge, it can add to the fund’s overall risk. Because a derivative is a contract, there is also the risk that the counterparty may fail to honor its contractual responsibilities. If this happens, the fund could lose both the cost of the derivative and any benefit the derivative would have provided.

Foreign investment risk

Prices of foreign securities may change more rapidly and extremely than those of their U.S. counterparts. By U.S. standards, many foreign securities markets are comparatively small, new and lightly regulated, and they may be more heavily influenced by the actions of large investors. Foreign securities markets may have different reporting and accounting standards (which can mean less complete or less reliable information about securities), weak legal and enforcement systems, additional rules for investors from outside their countries, and higher taxes and business costs. Foreign countries may have greater risk of social, economic and political instability (including the risk of war), and greater risk of major shifts in government policy (including the risk of nationalization, which would render a stock worthless). Foreign investments are also subject to currency risk. Changes in the exchange rate with the U.S. dollar could erode investment gains or widen investment losses for the fund. The risks of foreign investing tend to be greater in emerging markets than in countries with larger and more established economies, markets and governments.

Interest rate risk

A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. Bonds with higher credit quality also tend to be more sensitive to interest rate risk than medium- or lower-quality bonds.

Management risk

A strategy used by the fund management team may fail to produce the intended result. For example, the team may be inaccurate in its assessments of securities, issuers or relative values of certain types of securities, or in its expectations about market trends, economic trends, interest rate trends or other factors. To the extent that the team invests fund assets in securities that are not in the fund’s benchmark index, there is a greater risk that the fund’s performance will deviate from that of its benchmark.

Medium- and lower-quality bonds risk

These typically are more sensitive to market or economic shifts, and more likely to default, when compared to higher-quality bonds. A bond’s credit rating is a reflection of an independent rating agency’s assessment of the issuer’s ability to make timely payments of principal and interest. An agency may lower the rating of a bond if it believes the issuer’s creditworthiness has become weaker. This may occur for reasons related to the overall bond market, the issuer’s industry or sector, the issuer itself or the structure of the bond.

Small and medium company risk

Stocks of small and medium companies tend to be more volatile than those of large-size companies, and may underperform stocks of large-size companies over any given period of time. Stock investing risk and liquidity risk may be greater for securities of small and medium companies as compared to large-cap companies. Small- and medium-cap companies may have limited product lines or markets, less access to financial resources or less operating experience, or may depend on a few key employees. Stocks of small- and medium-cap companies may not be widely known to investors and may be thinly traded or may trade only in certain markets, making it difficult to buy or sell them in large volume.

Stock investing risk

The value of your investment will go up and down in response to stock market movements. Stock prices typically change every day that stock markets are open. The performance of any given stock, group of stocks, or the market as a whole may be negative when measured over any particular period, short or long. Because the fund invests for the long term and does not attempt to time the market, it may remain invested in stocks even during long periods of negative performance. Numerous factors can cause stock prices to fall, ranging from a decline in the financial health of the issuing company to a decline in investor sentiment generally. Stocks may decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or overseas competition. The stock market as a whole may decline due to general factors, such as real or perceived adverse economic conditions, significant events, changes in the general outlook for corporate earnings, or changes in interest or currency rates. If an individual company goes out of business, the company’s bond holders have first claim on any remaining assets, which in practice generally means that the company’s stock becomes worthless.

Additional risk

Liquidity risk

To the extent that a security is difficult to sell (whether because the security cannot be traded publicly or because of unusual market conditions), the fund may either be forced to accept a lower price for it or may have to continue to hold it. Either outcome could hurt fund performance.

Balanced Fund – Fund details

Who’s who

Below are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The trustees have the power to change investment goals without shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, John Hancock Advisers, LLC is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation. As of March 31, 2008, John Hancock Advisers, LLC managed approximately $30 billion in assets.

Management fee

During its most recent full fiscal year, the fund paid the investment adviser a management fee consisting of 0.60% of net assets. Out of this fee, the investment adviser in turn paid the fees of the subadviser and certain other service providers. The fee was approved by the board of trustees. The basis for its approval of this fee, and of the investment advisory and subadvisory agreements overall, is discussed in the fund’s December 31, 2007 annual report.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

•	Founded in 1979, currently manages more than $30 billion in assets (as of 3-31-08)

•	Subsidiary of John Hancock Financial Services, Inc.

•	Supervised by the adviser, John Hancock Advisers, LLC

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibility. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Jeffrey N. Given, CFA

•	Joined fund team in 2006

•	Vice president, MFC Global Investment Management (U.S.), LLC (since 2005)

•	Second vice president, John Hancock Advisers, LLC (1993–2005)

•	Began business career in 1993

Roger C. Hamilton

•	Joined fund team in 2003

•	Senior vice president, MFC Global Investment Management (U.S.), LLC (since 2008)

•	Vice president, MFC Global Investment Management (U.S.), LLC (2005–2007)

•	Vice president and portfolio manager, John Hancock Advisers, LLC (2003–2005)

•	Analyst, John Hancock Advisers, LLC (1994–2003)

•	Began business career in 1979

Timothy M. Malloy

•	Joined fund team in 2006

•	Senior vice president, MFC Global Investment Management (U.S.), LLC (since 2008)

•	Vice president, MFC Global Investment Management (U.S.), LLC (2005–2007)

•	Second vice president, John Hancock Advisers, LLC (2004–2005)

•	Investment Analyst, Thomas Weisel Partners (2000–2004)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

The Bank of New York
One Wall Street
New York, NY 10286

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

Balanced Fund – Fund details

Financial highlights

These tables normally detail the performance of each share class, including total return information showing how much an investment in the fund has increased or decreased each year. Because Class R, R1, R1, R3, R4 and R5 shares of the fund have not yet commenced operations, the financial highlights information for the fund’s Class A shares is shown for the fiscal periods indicated. These financial highlights have been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers, LLP.

Class A Shares

Per share operating performance	period ended 12-31-03[1]	12-31-04[1]		12-31-05[1]	12-31-06	12-31-07

Net asset value, beginning of period	$9.61	$11.15		$11.67	$12.60	$13.39

Net investment income[2]	0.17	0.19		0.13	0.18	0.25

Net realized and unrealized gain on investments	1.56	0.56		1.41	1.54	2.86

Total from investment operations	1.73	0.75		1.54	1.72	3.11

Less distributions

From net investment income	(0.19)	(0.23)		(0.16)	(0.20)	(0.24)

From net realized gain	—	—		(0.45)	(0.73)	(0.59)

	(0.19)	(0.23)		(0.61)	(0.93)	(0.83)

Net asset value, end of period	$11.15	$11.67		$12.60	$13.39	$15.67

Total return[3] (%)	18.21	6.78	[4]	13.36 [4]	13.75 [4]	23.45

Ratios and supplemental data

Net assets, end of period (in millions)	$88	$86		$92	$111	$241

Ratio of net expenses to average net assets (%)	1.41	1.35		1.35	1.28	1.21 [5]

Ratio of gross expenses to average net assets (%)	1.41	1.39	[6]	1.37 [6]	1.28 [6]	1.22 [6]

Ratio of net investment income to average net assets (%)	1.70	1.72		1.13	1.35	1.68

Portfolio turnover (%)	60	56		88	60	43

1	Audited by previous Independent Registered Public Accounting Firm.

2	Based on the average of the shares outstanding.

3	Assumes dividend reinvestment and does not reflect the effect of sales charges.

4	Total return would have been lower had certain expenses not been reduced during the periods shown.

5	Includes transfer agent fee earned credits of less than 0.01% to average net assets.

6	Does not take into consideration expense reductions during the periods shown.

Balanced Fund – Fund details

 Your account

Who can buy shares

Class R, R1, R2, R3, R4 and R5 shares are available to certain types of investors, as noted below:

•	Qualified tuition programs under Section 529 of the Internal Revenue Code of 1986, as amended (the Code) (529 Plans) distributed by John Hancock or one of its affiliates.

•	Retirement Plans including pension, profit sharing and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and non-qualified deferred compensation plans.

•	Class R, R1, R2, R3, R4 and R5 shares are available only to Retirement Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs and SIMPLE IRAs where the shares are held on the books of the fund through omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).

•	Retirement Plans and other plans (except 529 Plans) not currently invested in Class A, B and C shares, which are described in a separate prospectus, may invest only in Class R, R1, R2, R3, R4 and R5 shares.

Class R, R1, R2, R3, R4 and R5 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or other individual retirement accounts.

Class cost structure

The Class R, R1, R2, R3, R4 and R5 shares of the fund are sold without any front-end or deferred sales charges. Each of the Class R, R1, R2, R3 and R4 shares has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. The Class R5 shares do not have a Rule 12b-1 plan.

Class R

•	Distribution and service (12b-1) fees of 0.75%

Class R1

•	Distribution and service (12b-1) fees of 0.50%

Class R2

•	Distribution and service (12b-1) fees of 0.25%

Class R3

•	Distribution and service (12b-1) fees of 0.50%

Class R4

•	Distribution and service (12b-1) fees of 0.25%

The fund has adopted Service Plans for the Class R, R1, R2, R3, R4 and R5 shares, which authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by Retirement Plans. The service fee is a specified percentage of the average daily net assets of a fund’s share class held by plan participants and is 0.25% for Class R, Class R1 and Class R2; 0.15% for Class R3 shares; 0.10% for Class R4 shares and 0.05% for Class R5 shares.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any plan, which may use a fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any;

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other

Balanced Fund – Your account

than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible, referring to “Who can buy shares.”

3	Eligible Retirement Plans generally may open an account and purchase Class R, R1, R2, R3, R4 and R5 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R, R1, R2, R3, R4 and R5 shares of the fund.

Additional shares may be purchased through a Retirement Plan’s administrator or record keeper. There is no minimum initial investment for Class R, R1, R2, R3, R4 and R5 shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides record-keeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the fund.

Transaction policies

Valuation of shares

The NAV per share for each class of the fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m., Eastern Time). The fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the adviser to be unreliable, the fund may use a security’s fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by the fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances the fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund’s shares will not be priced on those days. This may change the fund’s NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws. The fund also reserves the right to redeem in kind.

Balanced Fund – Your account

Exchanges

You may exchange Class R, R1, R2, R3, R4 and R5 shares for the same class of other John Hancock funds that are available through your plan, or Money Market fund Class A shares without paying a sales charge.

The registration for both accounts must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R, R1, R2, R3, R4 and R5 shares.

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in “market timing” or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity” described below, if the fund, or its agents, determines that accepting the order could interfere with the efficient management of the fund’s portfolio or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

Pursuant to the policies and procedures adopted by the Board of Trustees, the fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds, if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail its trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee

Balanced Fund – Your account

accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions.

Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under “Valuation of shares,” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements from your plan’s record keeper. Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31 by your plan’s record keeper.

Dividends

The fund typically declares and pays income dividends at least quarterly. Capital gains, if any, are typically distributed at least annually.

Dividend reinvestments

Dividends will be reinvested automatically in additional shares of the same fund and share class on the first business day after the dividend record date. Alternatively, you may choose to have your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of portfolio holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI, and the portfolio holdings information can be found at www.jhfunds.com.

The holdings of the fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the fund. In addition, the ten largest holdings of the fund will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The fund’s Form N-CSR and Form N-Q will contain the fund’s entire portfolio holdings as of the applicable calendar quarter end.

Balanced Fund – Your account

For more information

Two documents are available with further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund. The fund’s SAI includes a summary of the fund’s policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510

By phone: 1-888-972-8696

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090.

©2008 John Hancock Funds, LLC    36RPN 8/08    SEC file number: 811-0560

John Hancock Funds, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery